SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ______)

Filed by the Registrant   ☑
Filed by a Party other than the Registrant   ☐

Check the appropriate box:
☐              Preliminary Proxy Statement
☐              Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐              Definitive Proxy Statement
☑              Definitive Additional Materials
☐              Soliciting Material Pursuant to §240.14a-12

———————
RELM WIRELESS CORPORATION
(Name of Registrant as Specified in Its Charter)
———————

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑           No fee required

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐           Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:

RELM Wireless Corporation		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders to be held on May 22, 2013

	DATE:	May 22, 2013
	TIME:	9:00 A.M. (Local Time)
	LOCATION:	Corporate Offices of the Company at 7100 Technology Drive, West Melbourne, Florida

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/RWC and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com. Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/RWC

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request, as instructed above, before May 8, 2013.

You may enter your voting instructions at https://www.iproxydirect.com/RWC until 11:59 pm eastern time May 21, 2013

The purposes of this meeting are as follows:
1.
1. Election of six (6) directors to the Board of Directors of the Company until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

2. To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for fiscal year 2013.

3. To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

Pursuant to new Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.
The board of directors has fixed the close of business on March 28, 2013 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $.60 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘FOR’ the election of the nominees for director named in proposal 1 and ‘FOR’ the ratification of BDO USA, LLP.

Please note – This is not a Proxy Card - you cannot vote by returning this card

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RELM Wireless Corporation SHAREHOLDER SERVICES 500 Perimeter Park Drive Suite D Morrisville NC 27560	FIRST-CLASS MAIL US POSTAGE PAID CARY NC PERMIT # 869

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT

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